                                 EXHIBIT 10.30
            COMMERCIAL COOKING APPLIANCE AGREEMENT DATED AS OF JULY
           29, 1998 BY AND BETWEEN TURBOCHEF TECHNOLOGIES, INC. AND
                              MAYTAG CORPORATION.
                                  (REDACTED)

                                                    Strategic Alliance Agreement
                                                                TurboChef/Maytag
                                                                  Schedule No. 3


                COMMERCIAL COOKING APPLIANCE PROJECT AGREEMENT
                ----------------------------------------------


     This Commercial Cooking Appliance Project Agreement (the "CCAP," or the "Agreement") is made, entered into and effective this 29th day of JULY, 1998, by and between MAYTAG CORPORATION, a Delaware corporation ("Maytag") and TURBOCHEF TECHNOLOGIES, INC., (formerly TURBOCHEF, INC.) a Delaware corporation ("TurboChef").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Maytag and TurboChef have entered into that certain Strategic Alliance Agreement dated September 26th, 1997 (the "Alliance Agreement"), pursuant to which the parties agreed to work together in the development and commercialization of highly innovative products based on leading edge technologies with respect to heat transfer, thermodynamics and controls; and

     WHEREAS, in the Alliance Agreement, the parties expressed their intention that their projects may involve several phases, and the parties now desire to commence this project with respect to commercial cooking appliances and related technologies and software ("commercial cooking systems"), and

     WHEREAS, the parties now desire to set forth their understanding as to the manner in which the commercial cooking appliance project (the "Project") shall be implemented.

     NOW, THEREFORE, in consideration of the premises and of the undertakings of the parties herein contained, the sufficiency whereof being acknowledged by each of them, the parties agree as follows:

                                   ARTICLE I
                             FRAMEWORK FOR PROJECT


1.1  Purpose.  It is the purpose of the parties:
     -------

     (a) During a first phase to develop a XXXXXXXX cooking system XXXX XXXX XXXXXX XXXX XXX XXXXXXXXX XXX XXXXXXX XXX XXXXXX XXXXXXX XXXXXX XXX XXXXX XXXX XXXXXXX XXXXXXXX XXXXXXXX XXXXXXX XXXXXXXX XXXXXXXXXXX XXXXXXX XXXXXX XXXXXXXXXXXXX XXXXXX XXXXX XXX

     (b) To transfer marketing, sales and distribution responsibilities for commercial cooking systems presently handled by TurboChef to Maytag as set out in Section 1.3.

1.2  Product Development Framework. Maytag and TurboChef shall each establish a
     -----------------------------
team comprised of qualified persons to participate in the Project on behalf of such party. Each team will be managed by a project leader appointed by the respective party. The project leaders shall be responsible for, among other things, insuring that their respective team members devote sufficient time to the Project such that the assigned tasks can be accomplished in a timely manner. During the first phase of this Agreement, the two project leaders shall communicate with each other on a regular basis with respect to the Project and shall meet in person not less than once per month to evaluate the progress of the Project and to establish Project milestones.

1.3  Sales and Marketing Transition Framework. In addition to the product
     ----------------------------------------
development efforts, the parties will undertake a separate and reasonably concurrent effort to transfer marketing, sales and distribution responsibilities for commercial cooking systems from TurboChef to Maytag using the following framework:

     (a)  Personnel   During the first phase of this Agreement, the TurboChef
          ---------
     sales and marketing organization shall be comprised of the current TurboChef sales and marketing staff outlined in Exhibit A attached and as may be revised by TurboChef from time to time and a business development executive (the "Maytag Executive") provided by Maytag.

     (b)  Organization
          ------------

          (i) The Maytag Executive will be and will continue to be an employee of Maytag and will report directly to Maytag's Vice President Administration. The Maytag Executive will also interface directly with the Chief Financial Officer of TurboChef or other TurboChef designee for financial control and planning purposes.

          (ii) The Maytag Executive will participate in regularly scheduled operating reviews with a steering committee comprised of Maytag's Vice President Administration, Blodgett's President, Blodgett's Vice President Sales and Marketing, TurboChefs Chief Executive Officer, TurboChefs Chief Technology Officer and TurboChefs Executive Vice President and CFO (the "Steering Committee").

          (iii) The TurboChef sales and marketing organization will report directly to the Maytag Executive.

     (c)  Product. During the first phase of this Agreement, the TurboChef sales
          -------
     and marketing staff will continue selling the D-2 cooking system and related technologies and software. XXXXX XX XXX XXXXXXXX XXXXXXX XXX
XXXXXXX XXXXXXXXXXXX XXX XXXXXXXX XXXX XXX XXXXXXXX XXXXX XXXXXXXXXX XXXXXX XXX XXXXXXXXXXXX XXXXXXXXXXXXXXXX XXXX XXXX XXXXXXXXXXX XXXX XXXXXXXXX XX XXXXXX XX XXX XXX XX XXX XXXXX XXXXX XX XXXX XXXXXXXXX

     (d)  Profit Sharing. During the first phase of this Agreement, Maytag and
          --------------
     TurboChef shall share XXXXXXX in the profits generated by sales of the D-2 cooking system and related technologies and software throughout North America and to customers outside of North America which are North American based. The profits to be shared will be determined based on the formula set out in Exhibit B.

     (e)  Maytag Executive. The Maytag Executive will be compensated and have
          ----------------
     benefits provided by Maytag. Out of pocket expenses incurred by the Maytag Executive such as travel and lodging will be paid by Maytag. However, all other costs and expenses included in cost of sales and sales and marketing expenses, such as salaries, wages, benefits and travel and lodging of all remaining sales and marketing personnel, trade shows under the TurboChef name, training, rents and utilities will be paid by TurboChef.

1.4  Costs. Except as provided in Sections 1.3(e) and 3.1, each party shall be
     -----
solely responsible for the costs and expenses incurred by such party in participating in the Project, including, without limitation, personnel costs and out-of-pocket costs such as travel and lodging expenses.


                                  ARTICLE II
                             DUTIES OF THE PARTIES
                             --------- -----------

2.1  Maytag Duties, First Phase. During the first phase of this Agreement,
     --------------------------
Maytag shall perform the following duties in connection with the Project:

     (a)  Provide the Maytag Executive, who will:

          (i)   Lead TurboChef's sales and marketing organization,

          (ii) Strive to understand TurboChef's sales and marketing accomplishments to date and current plans for the future,

          (iii) Meet with key executives of TurboChef and existing and targeted accounts,

          (iv) Initiate development of channel specific needs assessments and potential hardware, software and service solutions,

          (v) At the direction of the Steering Committee, develop detailed sales and marketing strategies and tactics to be employed during the term of this agreement,

          (vi) Work with the Steering Committee to develop the sales and marketing organization,

          (vii)  Provide input to the development process;

     (b) Provide industrial design expertise in connection with the development of XXXXXXXX prototypes including the development of prototype parts where agreeable by both parties;

     (c) Provide manufacturing engineering expertise in connection with XXXXXXXX designs to a production ready state;

     (d) Prepare a business plan with respect to the XXXXXXXX cooking system and related technologies and software, a draft of said business plan to be submitted to the Steering Committee within four (4) months after the Maytag Executive reports to work at TurboChef and a final draft of said business plan to be submitted to the Steering Committee within six (6) months after the Maytag Executive reports to work at TurboChef.

     (e) Maintain a project team comprised of qualified persons, as determined by Maytag, with the particular expertise required to perform the tasks contemplated by subparagraphs (a) - (d) hereinabove, make reasonable best efforts to make resources available to meet the objectives of the Agreement and the milestones established by the project leaders.

2.2  TurboChef Duties, First Phase.   During the first phase of this Agreement,
     -----------------------------
TurboChef shall perform the following duties in connection with the Project:

     (a) Disclose all relevant knowledge and know-how with regard to TurboChef's sales and marketing processes, practices and efforts to date, including, but not limited to, customer needs, relations and programs; pricing; and competitive advantages/disadvantages.

     (b) Provide Maytag with access to all relevant proprietary data with respect to TurboChef's cooking technologies, including, without limitation, copies of all current drawings, specifications and patents utilized by TurboChef in designing and manufacturing its commercial cooking systems;

     (c) XXXXXX XXX XXXXXXXXX XXX XX XXXX XXXXXXXXXXXX XX X XXXXXXXX XXXXXXXXXX XXXXXXX XXXXXX XXXXX XXXXXXXX XXXXXXXXXXX XXXXXXXXXXX XXXXXXX XXXXXXXXXXXXX

     (d) Provide the TurboChef sales and marketing staff per Section 1.3 at its expense and provide product engineering expertise XX XXXXXXX XXX XXXXXXXX XXXXXXXXXX XXXXXXX XXXXXX XX X XXXXXXXXXX XXXXX XXXXX XXXXXXXXXX XXXXXXXXXXXX XX XXX XXXXXXXXXX XXXXXX XX XXXXXXXXXX XX XXXXXXXX XXXXX XXXXXXXXXXXX XXX

     (e) Maintain a project team comprised of qualified persons, as determined by TurboChef, with the particular expertise required to perform the tasks contemplated by subparagraphs (a) - (d) hereinabove, make reasonable best efforts to make resources available to meet the objectives of the Agreement and the milestones established by the project leaders.

2.3  Maytag Duties, Continuing. After the end of the first phase of this
     -------------------------
Agreement, Maytag shall complete any uncompleted first phase duties and perform the following continuing duties in connection with the Project:

     (a) Actively market and sell commercial cooking systems using TurboChef technology throughout North America and elsewhere as permitted;

     (b)  Provide input into the technology development process.

2.4  TurboChef Duties, Continuing. After the end of the first phase of this
     ----------------------------
Agreement, TurboChef shall complete any uncompleted first phase duties and perform the following continuing duties in connection with the Project:

     (a)  Actively support current commercial cooking technologies;

     (b)  Provide support to Maytag's marketing and selling efforts.


                                  ARTICLE III
                              PROJECT INVESTMENTS

3.1  Maytag Research and Development Fee. In addition to performing the duties
     -----------------------------------
described in Section 2.1 hereof, Maytag hereby agrees to pay to TurboChef a research and development fee in the aggregate amount of Seven Hundred and Fifty Thousand Dollars ($750,000.00), to be applied to the research and development costs associated with the Project. Maytag shall pay such amount in six (6) equal monthly installments of One Hundred and Twenty-Five Thousand Dollars ($125,000.00) each. The initial installment shall be due on the first day of the month immediately following the date of this Agreement and each subsequent installment shall be due no later than the first (1st) day of each month thereafter until a total of six (6) installments have been paid.

3.2 In consideration for Maytag's agreement to pay the research fee set forth in Section 3.1 above, TurboChef hereby grants to Maytag, effective at the end of the first phase, certain rights to market, distribute and sell commercial cooking systems which utilize TurboChef proprietary cooking technologies. These rights are defined as follows:

     (a) The exclusive right throughout North America subject to the terms of existing distribution agreements set forth in Exhibit C, and

     (b)  Rights outside of North America as follows:

          (i) If Maytag enters into a sales agreement with a North American based company, which agreement calls for sale of TurboChef products to said company or any division, subsidiary or franchisee of said company outside of North

          America, Maytag has the exclusive right to sell to such company within the territories called for in such sales agreement, subject to the terms of any existing distribution agreements set forth in Exhibit C and in the United Kingdom where TurboChef is acting as the exclusive distributor.

          (ii) If Maytag establishes a relationship with a North American based company, Maytag has the nonexclusive right to sell TurboChef products outside of North America to any division, subsidiary or franchisee of such North American based company subject to the terms and conditions of any sales/distribution agreement set forth in Exhibit C.

     (c) This Agreement does not prohibit TurboChef from entering into sales/distribution agreements for territories outside of North America after the effective date of this Agreement, however, such agreements must be subject to Maytag's rights established by this Agreement.

     (d) Profit Sharing. After the end of the first phase of this Agreement, Maytag and TurboChef shall share XXXXXXX in the operating income, less cost of capital, generated from the sales of TurboChef cooking systems and related technologies and software throughout North America and outside of North America as provided in Section 3.2(b). Maytag agrees to create a distinct profit center within Maytag to capture the appropriate revenues and costs for this endeavor. The income to be shared will be determined based on the formula set out in Exhibit D.

3.3 It is the intention of the parties to negotiate the extension of Maytag's exclusive rights to market, distribute and sell commercial cooking systems which utilize TurboChef's proprietary cooking technologies throughout the World. As a condition to TurboChef considering the extension of such rights by country, Maytag shall be required to demonstrate its international marketing and distribution strategies and capabilities by geographic area (Europe, the Middle East and Africa, the Near East, the Far East and Latin America), in a manner satisfactory to TurboChef.

                                  ARTICLE IV
                             TERM AND TERMINATION
                             --------------------

4.1. The first phase of this Agreement shall commence when the Maytag Executive reports to work at TurboChef and end on the date when XXXXXX XXXXXX XXXXXXX XXX XXXXXXXX XXXXXXX XXXXXXX but in no event less than seven (7) months nor more than thirteen (13) months after the effective date of this Agreement.

4.2 At the end of the first phase or any time thereafter TurboChef may terminate this Agreement by giving Maytag written notice of termination, whereupon this Agreement shall terminate and within forth-five (45) days thereafter each party shall provide an accounting to the other for any previously unaccounted-for revenues realized and costs and expenses incurred under this Agreement prior to termination. Upon such termination all rights granted to Maytag under Section 3.2 to market, distribute and sell commercial cooking systems which utilize TurboChef proprietary cooking technologies shall survive indefinitely, and those rights that were exclusive shall become non-exclusive, but not prior to two years after the end of phase one.


     (a)  If TurboChef gives written notice of termination to Maytag within ten
     (10) days following the end of the first phase, and further, in addition to giving such notice of termination to Maytag, TurboChef delivers to Maytag a promissory note payable to Maytag for a principal amount equal to the research fee set forth in Section 3.1 above, said promissory note to bear interest at four percentage points above one-year LIBOR as announced by the British Bankers Association and reported in Bloomberg Financial Market Commodities News on its day of issue and to become due and payable in principal and interest one year from its date of issue, then all rights granted to Maytag under Section 3.2 to market, distribute and sell commercial cooking systems which utilize TurboChef proprietary cooking technologies shall terminate; and apart from the accounting referred to above, neither party shall have any further obligation to the other with respect to the Commercial Cooking Project.

xxx xx xxx xxxxx xxxx xxxxxx xxxxx xxx xx xx xxxxxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxx xxx xxxxxxxx xxxxxx xxxxxxxxx xxx xxx xx xxxxx xxxx xxxxxxxxxxxxxxx xxx xxxxxxxxx xxxxxx xxxxxxx xx xxxxxx xx xxxxxxx xxx xxxxxx xxxxxxxxx xxx xxxxx xxxxxxxxxxxx xxxxxx xx xx xx xxxxxxxx xxxxxxxxxxx xx xxxxxxx xxxxxxxxxx xxx xxxx xxxxxxxxxx xxxxxxx xxxxxxx xxxxx xxxxxxx xxxxxxxxx xxxxxxxxxxx xxxxxxx xxxxxxxxxxxx xxx xxx xxxxxxx xx xxxx xxxxxxxx xxxxxxx

xxx xx xxx xxxxx xxxx xxxxxx xxxxx xxx xxxxxxxxxx xxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxx xxx xxxxxxxxx xxxx xxxxxxxxx xx xxxxxx xxxxxx xxxxxxx xxxxxx xx xxxxxxxxxxxx xxxxxxxxx xxxx xxxxxxxxx xxxxx xxxxxxxxx xxx xxxxxx xxxxxxxxxx xxxx xxxx xxxxxxxxxx xxxx xxxxx xxxxx xxxxxxx xx xxxxxxxxxx xx xxx xxxxx xxx xxx xxxxxxxxxx xxxxxxxxxxxxxxx xxxxxxxx xxxxxxxx xxx xxxxx xxx xxxxxxxx xxxxxxxx xxxxx xxxx xxxxxxxxx xxxxx xx xxxxxxxxxxxx xxxx xxxx xxxxxxxxxxx xxx xxxxxx xxxxxxx xx xxxxxx xxxxx xxxxxxx xxx xx xxxxxxx xxxxxxxxxx xxx xxxx xxxxxxxxxx xxxxxxx xxxxxxx xxxxx xxxxxxx xxxxxxxxx xxxxxxxxxxx xxxxxxx xxxxxxxxxxxx xxxxx xxxxxxxxxx xxx xxxxx xxxx xxx xxxxxxxxxx xxxxxxxx xx xxxxxx xxxxxxx xxxxx xxxxx xxxx xxx xxxxxxx xxxxxxxxxx xx xxx xxxxx xxxx xxxxxxx xx xxx xxxxxxxxxx xxxxxxx xxxxxxxx

4.5 At the end of the first phase or any time thereafter Maytag may terminate this Agreement by giving TurboChef written notice of termination, whereupon this Agreement shall terminate and within forth-five (45) days thereafter each party shall provide an accounting to the other for any previously unaccounted-for revenues realized and costs and expenses incurred under this Agreement prior to termination. Upon such termination, all rights granted to Maytag under Section
3.2 to market, distribute and sell commercial cooking systems which utilize TurboChef proprietary cooking technologies shall terminate; and apart from the accounting referred to above, neither party shall have any further obligation to the other with respect to the Commercial Cooking Project.

                                   ARTICLE V
                               EXCLUSIVE DEALING
                               -----------------

     Except as set forth in this Agreement, during the term of this Agreement, neither party, nor any of their respective affiliates, whether alone or in conjunction with any other person, shall in any manner, without the written consent of the other party, directly or indirectly participate in, propose or in any other way support, or agree to participate in, propose or support further development and/or commercialization of a commercial cooking system for sale in North America utilizing TurboChef's technologies or similar high speed cooking technologies. This excludes any work with Gama Consultants (U.K.), provided the work does not include TurboChef Technologies without the consent of TurboChef.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written.



TURBOCHEF:                     TURBOCHEF TECHNOLOGIES, INC.

                               /s/  PHILIP R. MCKEE
                               ---------------------------------
                               Name:     Philip R. McKee
                               Title:    Chief Technology Officer






MAYTAG;                        MAYTAG CORPORATION

                               /s/  CHARLES M. PETERS
                               ---------------------------------
                               Name:     Charles M. Peters
                               Title:    V.P. Administration

                                   Exhibit A
                  TurboChef Sales and Marketing Organization


                        ------------------------------
                              MAYTAG CORPORATION
                        BUSINESS DEVELOPMENT EXECUTIVE
                                    (OPEN)
                        ------------------------------
                                       |
        ------------------------------------------------------
       |                          |                           |
---------------           ------------------          ----------------
Ralph Bellinger             Steve Boothe                Desmond Hague
VP System Sales            VP System Sales            VP of Operations
                          (Primarily hotels)
---------------           ------------------          ----------------
                                                              |
                                                  ----------------------
                                                 |                      |
                                        ----------------------    --------------
                                              Al Harvey           Pete Ashcraft
                                        Director of Operations    Executive Chef
                                        ----------------------    --------------
                                          |
                                          |   ---------------------
                                          |--      Ron Massaro
                                          |   Manager of Operations
                                          |   ---------------------
                                          |
                                          |   ---------------------
                                           --      Glen Tasman
                                              Operations Specialist
                                              ---------------------

                                   EXHIBIT B

                                     XXXXX

                                   EXHIBIT C
                        EXISTING DISTRIBUTOR AGREEMENTS

 PARTY (CITY/COUNTRY)       TERRITORY          PRODUCT                   TERM                             EXCLUSIVITY
 -------------------        ---------          -------                   ----                             -----------
-----------------------------------------------------------------------------------------------------------------------------------
Martin Olsson Handels   Sweden and Norway   D2, D2 Max, &     Can be terminated at any time.    Exclusivity in Sweden & Norway has
Aktiebolag AG                               assoc. software                                     expired due to not achieve sales
Arsta, Sweden                                                                                   targets. Gentlemen's agreement not
                                                                                                to introduce new distributor in
                                                                                                area at this time.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Plastos                 Iceland             D2, D2 Max, &     Can be terminated at any time.    None contracted. Gentlemen's
Reykjavik, Iceland                          assoc. software   Commiment to review               agreement not to introduce new
                                                              relationship at 12/31/98.         distributor in area through
                                                                                                review period.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Scal                    France              D2, D2 Max, &     Can be terminated at any time.    None contracted. Gentlemen's
Courtabouef, France                         assoc. software   Commitment to review              agreement not to introduce new
                                                              relationshp at 12/31/98.          distributor in area through review
                                                                                                period. TurboChef is allowed to
                                                                                                develop existing direct contacts
                                                                                                with Pizza Pal.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Import Hispania         Spain and Spanish   D2, D2 Max, &     Can be terminated at any time.    None contracted. Gentlemen's
Vitoria, Spain          Islands             assoc. software   Commitment to review              agreement not to introduce new
                        (Canaries/Majorca)                    relationship at 12/31/98          distributor in area through
                                                                                                review period.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Masser Hammond          Ireland             D2, D2 Max, &     Can be terminated at any time.    None contracted. Gentlemen's
Dublin, Ireland                             assoc. software   Commitment to review              agreement not to introduce new
                                                              relationship at 12/31/98          distributor in area through
                                                                                                review period.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Food          Kansas, Western     D2, D2 Max, &     Can be terminated at any time.    None contracted. Gentlemen's
Equipment               Missouri, Northwest assoc. software                                     agreement not to introduce new
Kansas City, Kansas     Arkansas,                                                               distributor in area at this time.
United States           Northeast Oklahoma
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Kanematsu               Japan               D2, D2 Max, &     Up to November 4, 1999            Japan
Tokyo, Japan                                assoc. software
------------------------------------------------------------------------------------------------------------------------------------

<PXGE>

                                   XXXXXXX X
                            XXXXXX XXXXXXX XXXXXXX

  XXXXXX XXXXXXXXX                  XXXXXXXXXXXXXX XXXXXXXX                               XXXXXXXXXXX
  ----------------                  -----------------------                               -----------
------------------------------------------------------------------------------------------------------------------------------------
XXXXX XXXXX                 XXXXX XXXXXXXX XXXX XXXXX XX XXXXXXXXX              XXXX XX XXXXXXXX XXXXXXXX XX XXX XXXXX XXXXXX
                            XXXXXXX XXXXXXX X XXXXXXX XXXXXXXXXXXX
                            XXX XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXX XX XXXXX        XXXXXXX XXXXXXXX XXXXXXX XXXXXXXXXXX XXXXXX         XXXXXXXXXXX XXXXXXXXXXX XXXX XX XXXXXXXX XXXXXXXX
XXXXX                       XXXXXXXX XXXXXXX XXXXXXXXXX                         XX XXX XXXXX XXXXXX
                                                                                XXXXXXXXXXXX XXXXXXXXXXX XXXX XX XXXXXX XXXXXXX
                                                                                XXXX XX XXXXXXXXX XX XXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXX XXXXX                                                                       XXXXX XXXXX XXXX XXXXXXXXXXX XX XXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXX XXXX               XXXXXX XXXXXXXX                                     XXXX XX XXXXXXXX XXXXXX XXXX XXXXXXXX XXXXXX
                                                                                XXXXXXXX XXXXXXXXXXXX XXX XXXX
                                                                                XXXXXXXX XXXX XX XXXXXXXX XX XXXXX XXXXXXXXX XXXXX
                                                                                XX XXXXXX XXXX XX XXXX XXXXXXXXX XXX XXX XXXX

                            XXXXXX XXXXX                                        XXXXX XXXXXXX XXXXXX XXXX XXXXXXX XXXXXX XXXXX
                                                                                XXXXXXXXXXXX XXX XXXX
                                                                                XXXXXXXX XXXX XX XXXXX XXXXX XXXXXXXXX XXXXX XX
                                                                                XXXXXX XXXX XX XXXX XXXXXXXXX XXX XXX XXXX

                            XXXXXXX XXXXXXXX                                    XXX XXXXX XXXXXX XX XXXXXXX XXXXXXXX XXXX XX
                            XXXXXXXXX XXXXXX XXXXXXXXXXX XXXXXXXXX              XXXXXXXXX XX XXXXXXXXXX XXXXXXXX XXXXX XX XXX XXXXX
                            XXXXXXX XXX XXXXXX XXXXXXXXXXXXX XXXXXX             XX XXXXX XXXXXXX XXXXXXXX XX XXXXXX XXXXXX XXXXXXXX
                            XXXXXXXXXX XXXXXXXXXX XXXXX                         XXXXXXXXX XXX XXX XXXXXXXX XXXXX XX XXXXXXXXXXX
                                                                                XXXXXXXXXX XXXXXX XXX XXX XXXXXXXXXX XXXXXXX
                                                                                XXXXXXXX XXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXX XXXXXXXXX     XXX XXXXXXXXXX XXXXXXX XXXXXXXX XXXX XXX            XX XXXXXXXXXXXX XX XXXX XXXXXXX XXXX XXX XXXXXX XX
                            XXXXXX XXXX XX XXXXXX XXXXXXXXX XXXXXX              XXXXXXXXX XX XXXXXXXXX XXXXXX XX XXXXXXXXX XXXXXXXXX
                            XXXXX XXX XXXXXXX XXXXXXXX                          XXXXXX XXXXX XXXXXXXXX XXX XX XXX XXXXXXXX XXXXXXXXX

                                                                                XXXXXXXX XXXXX XXXXXXXX XX XXXXXXXXX XX XXXXXXXX XX
                                                                                XXXXX XXXXXXXX XXXXXXXX XXX XXXXXXXX XXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXX                 XXXXXXX XXX XX XXX XXX XXXXXXX                      XXXXXXX XXXXXXXX XXXXXXXXXXX XXXX XXX XXXXX
                                                                                XXXXXXXXXX XX XXXXX XXX XXXXX XXXXXXXXXXX XXXXXX
                                                                                XXXXX XXX XXXXX XXXXX XXXXXXXXXXX
----------------------------------------------------------------------------------------------------------------------------------
XXXXXXX                     XXXXXXXXXXXXXX XXXX XX XXXXXXX XXXXXXXX XX          XXXXXXX XXXXXXXX XXXXXXX XXXX XXX XXXX XXXXX XX
                            XXXXXXXXX                                           XXXXXXX XXXX XXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXX XXXXX              XXXX XX XXXXXXX XXXXXXXX XXXXX XXXXXXX XXXX         XXXXXXX XXXXXXXX XXXXXXXX XXXX XXX XXXX XXXXX XX
                            XXXXXXXX XXXXXX XXXXXXXX XXXXXXXXXXXXXXX            XXXXXXXXXXX XXXXXXX XXXXXXXXXXXXX XXXXXXXX XXXXXXX
                                                                                XX XXXXXX XXXXXXXX XXXXXXXXXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXXXX XXXXXXXXX           XXXXX XXXXXXXXXX XXXX XXXXXXXX XXXXXX XXX           XXXXXXX XXXXXXXX XXXXXXX XXXXXXXXX XXXX XXX XXXX
                            XXXXXXXX XXXXXX XXXXXXX XX XX XXXXXX XX             XXXXX XX XXXXXXXXXXX XXXXXXX
                            XXXXXXXX XXXX
-----------------------------------------------------------------------------------------------------------------------------------

                                   XXXXXXX X
                            XXXXXX XXXXXXX XXXXXXX

  XXXXXX XXXXXXXXX                  XXXXXXXXXXXXXX XXXXXXXX                               XXXXXXXXXXX
  ----------------                  -----------------------                               -----------
-----------------------------------------------------------------------------------------------------------------------------------
XXXXXXXX X XXXXXXXXXXX      XXXXXXXX XXX XXXXXXXX XXXXXXX XXXXXX XXXXXXX        XXXXXXXXX XXXXXXXX XXXX XXXXXX
                            XXXXX XXXX XXX XX XXXXXXXX XX XXXXXXX
                            XXXXXXXXX XXXXXXXXXXXX XXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXX XXXXXX                                                                    XXX XXXXX XXXX XXXX XX XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXX X XXXXXXXXX           XXXXXXXXXXXX XXXXXXXXXX XXXXXXXXXXXX XXXXXXXX       XXXXXXXXX XXXXXXXX XXXX XXXXXXX
                            XXX XXXXXXXX XXXXXXX XXXXX XX XXXXX XXX
                            XXXXXXXXX XXXXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXXXX X XXXXXXXXXXXXXX    XXXXXXXX XXX XXXXXXX XXX XXXXXXX XXXXX XX           XXXXXXXX XXXXXXX XX XXXXXX XXXXXXX XXX
                            XXXXXX XXXXXXXXXXXXXX XXXXXXXXX XXX XXXXXXXXX       XXXXXXXXXXXXXX XXXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXX XXXXXX                                                                XXXXX XXXXXX XXXX XXXXXXXX XXXXXXX X XXXXXXXXXXXXXX
                                                                                XXXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXX XX XXXXXXX             XXXXXXXXX XXXXX XXXXXXXXXX XXXX XXXXXXXXXXX XX      XXXXX XXXXXX XXXXX XX XXXX XX XXXXXXX XXXXXXXXXX
                            XXXXXXXX XXXXXXXXXXX XXXXXXXX XXXXX XXXXXXXXX       XXX XXXXXX
                            XXX XXXXXXXXXXX XXX XXXXXX XXXXXXXXX XXXXX XXX
                            XXXXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXX XXXXXXX XXXX                                                          XXXXXXXXX XXXXXX XXXX XXXX XX XXXXXXX
XXXX XX XXXXXXX
                                                                                XXXXXX XXXXXXX XX XXXXX XXXXX XXX XXXXXXXXXXX
                                                                                XXXXXX XXX XXXXXX
